EXHIBIT 99.1


                                     WAIVER


         This Waiver (this "WAIVER"), dated as of Decmeber 6, 2004, is entered into by and among DKR Soundshore Oasis Holding Fund, LLC ("SOUNDSHORE"), DKR Soundshore Strategic Holding Fund, LLC ("SOUNDSHORE STRATEGIC" and, collectively with Soundshore, the "INVESTORS"), and Markland Technologies, Inc., a Florida corporation (the "COMPANY").

         WHEREAS, the Investors and the Company are parties that certain Purchase Agreement, dated as of September 21, 2004 (the "PURCHASE AGREEMENT") (capitalized terms that are used and not defined herein shall have the respective meanings set forth in the Purchase Agreement);

         WHEREAS, in connection with the Purchase Agreement, the Investors and the Company entered into a Security Agreement (the "SECURITY AGREEMENT"), and a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), and the Investors purchased certain convertible promissory notes (the "NOTES") and warrants to purchase shares of the common stock, $.0001 par value per share, of the Company (the "WARRANTS" and collectively with the Notes, the Registration Rights Agreement, the Security Agreement, and the Purchase Agreement, the "TRANSACTION DOCUMENTS");

         WHEREAS, the Company desires to engage a consultant to provide marketing and public relations advice (the "MARKETING CONSULTANT") and, in connection with such engagement, intends to issue warrants to purchase an aggregate of 4,400,000 shares (the "WARRANT SHARES") to the Marketing Consultant and another consultant who assisted the Company in finding and retaining the Marketing Consultant;

         WHEREAS, the Marketing Consultant is requiring, as a term of such engagement, that the Company agree to file with the Securities and Exchange Commission (the "SEC") a registration statement covering the Warrant Shares (the "SUBSEQUENT REGISTRATION");

         Whereas, the Subsequent Registration is prohibited by Section 4.8(a) of the Purchase Agreement; and

         WHEREAS, the Company has requested that the Investors waive certain rights under the Transaction Documents in connection with the Subsequent Registration and, subject to the terms and conditions herein contained, the Investors are willing to agree to provide such waiver;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. WAIVERS. Subject to the terms and conditions contained in this Waiver, the Investors hereby waive the application of Section 4.8(a) of the Purchase Agreement to the Subsequent Registration, and waive any default or potential default that the Subsequent Registration, without such waiver, may have caused under the Purchase Agreement or the other Transaction Documents, including without limitation any Events of Default under Section 7 of the Notes.

The foregoing are limited waivers and the execution and delivery of this Waiver does not constitute (a) a waiver by either of the Investors of any Default or Event of Default now or hereafter existing or any other term or provision of the Notes or any other Transaction Document or (b) a course of conduct or dealing among the parties.

2. TRANSACTION DOCUMENTS IN FULL FORCE AND EFFECT. Subject to the waivers herein provided, the Transaction Documents shall remain in full force and effect. Except as expressly set forth herein, this Waiver shall not be deemed to be a waiver, amendment or modification of any provisions of any Transaction Document or of any right, power or remedy of any Investor or the Agent thereunder, or constitute a waiver of any provision of any Transaction Document (except to the extent herein set forth in SECTION 1), or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Investors reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Waiver shall not constitute a novation or satisfaction and accord of any Transaction Document.

3.       MISCELLANEOUS.

         3.1. This Waiver may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Waiver are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.

         3.2. This Waiver may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Purchase Agreement.

         3.3. This Waiver constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

         3.4. THIS CONDITIONAL WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE PURCHASE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE PURCHASE AGREEMENT.

         3.5. THE COMPANY ACKNOWLEDGES AND AGREES THAT TO THE KNOWLEDGE OF THE COMPANY IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO ANY TRANSACTION DOCUMENT AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER OR, TO THE EXTENT THEY EXIST, THE COMPANY HEREBY WAIVES, RELINQUISHES AND RELEASES ANY SUCH KNOWN CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO ANY TRANSACTION DOCUMENTS AND/OR ANY TRANSACTION RELATED TO ANY TRANSACTION DOCUMENT.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Waiver as an instrument under seal as of the date first written above.



                                        MARKLAND TECHNOLOGIES, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        DKR SOUNDSHORE OASIS HOLDING FUND,  LLC



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        DKR SOUNDSHORE STRATEGIC HOLDING FUND,
                                        LLC



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: